UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 29, 2026

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Allbirds, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40963	47-3999983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Washington St.
San Francisco, CA 94111
(Address of principal executive offices, including zip code)

(628) 225-4848
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value	BIRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.
Entry into Asset Purchase Agreement
On March 29, 2026, , (the “Execution Date”) Allbirds, Inc., a Delaware public benefit corporation (the “Company” or the “Seller”) and Allbirds IP LLC, a Delaware limited liability company affiliated with American Exchange Group (the “Purchaser”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) pursuant to which Purchaser will (i) acquire substantially all of the Seller’s assets, including those related to intellectual property assets (including global trademarks, trade names, copyrights, patents, domain names, social media accounts, customer lists, and related IP), inventory, wherever located, accounts receivable, assigned contracts, including license and franchise agreements, transition assets, prepaid expenses, goodwill and other assets (as defined in the Asset Purchase Agreement, the “Purchased Assets”), and (ii) assume certain liabilities, including those related to accounts payable, certain scheduled current liabilities, and intellectual property transfer costs and expenses, subject to certain exceptions (collectively, the foregoing, the “Asset Sale”).
Pursuant to the Asset Purchase Agreement, the Purchaser will pay to the Seller an aggregate purchase price of $39 million in cash (the “Purchase Price”) upon the closing of the Asset Sale (the “Closing”), subject to standard purchase price adjustments as set forth in the Asset Purchase Agreement, and less the Escrow Fund (as defined herein). Within two business days following the Execution Date, Purchaser is required to deposit $2 million in cash (the “Deposit Amount”) into an escrow account, and if and when the Closing occurs, the Deposit Amount, together with any interest earned thereon, will be released from escrow and credited against the Purchase Price payable at Closing. Capitalized terms used but not defined in the paragraphs found under the subheading “Entry into Asset Purchase Agreement” have the respective meanings ascribed to such terms in the Asset Purchase Agreement.
The Asset Purchase Agreement, the Asset Sale and the other transactions contemplated by the Asset Purchase Agreement have been negotiated and approved by a special committee of independent directors of the board of directors of the Company (the “Board”) and have received unanimous approval by the full Board. The Asset Purchase Agreement, the Asset Sale and other transactions contemplated by the Asset Purchase Agreement must also be approved by the Company’s stockholders as a condition to the Closing.
The Asset Purchase Agreement contains customary representations, warranties, conditions and covenants, including covenants (i) concerning the conduct of business by the Seller prior to the Closing, and (ii) prohibiting the Seller and its representatives from encouraging, soliciting, initiating, facilitating or continuing inquiries with respect to another Acquisition Proposal, subject to certain limited exceptions.
The Company will prepare and file a proxy statement (“Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) and, subject to certain exceptions, will include the Board’s recommendation that the Asset Purchase Agreement and the Asset Sale be approved by the Company’s stockholders (the “Board Recommendation”) at a special meeting of the Company’s stockholders (the “Special Meeting”). However, subject to the satisfaction of certain terms and conditions, the Company and the Board, as applicable, are permitted to take certain actions which may, as more fully described in the Asset Purchase Agreement, include changing the Board Recommendation if the Company has received an acquisition proposal that the Board has concluded in good faith is a superior proposal (a “Superior Proposal”) if, and among other things, the Board has determined in good faith after consultation with its financial advisor and outside legal counsel that the failure to take such action would reasonably be expected to be inconsistent with the Board’s fiduciary duties under applicable law.
Each party’s obligation to consummate the Asset Sale is conditioned upon certain closing conditions, including the accuracy of the other party’s representations and warranties as of the Closing, subject, in certain instances, to certain materiality and other thresholds, the performance by the other party of its obligations and covenants under the Asset Purchase Agreement in all material respects, the Company obtaining the requisite stockholder approval, the delivery of certain related ancillary documents by the other party and the absence of any injunction or other legal prohibitions preventing consummation of the Asset Sale.
At the Closing, Purchaser will deposit an amount equal to $3 million (the “Escrow Fund”), which amount is included in the total Purchase Price, with the Escrow Agent, and the Escrow Fund will serve as the primary source of recovery for (i) any negative purchase price adjustment under the Asset Purchase Agreement, and (ii) any inaccuracy in the Surviving Representations (as defined herein) during the Survival Period (as defined herein). All representations and warranties of the Company and Purchaser contained in the Asset Purchase Agreement, other than certain specified representations and warranties, including those related to organization, no conflicts, consents, title to Purchased Assets, inventory, accounts receivable valuation, intellectual property ownership, and taxes (the “Surviving Representations”), are made through the Closing Date only. The Surviving Representations will survive the Closing for a period of 60 days (the “Survival Period”). If any Surviving Representation proves to have been inaccurate in any material respect as of the Execution Date or as of the date of the Closing and such inaccuracy results in losses to Purchaser, Purchaser's sole post-Closing remedy (except in the case of fraud) will be to recover such losses from the Escrow Fund, subject to certain limitations.

The Asset Purchase Agreement contains certain customary termination rights in favor of each of the Seller and Purchaser, including Purchaser’s right to terminate the Asset Purchase Agreement if the Board changes the Board Recommendation or Seller enters into an alternative acquisition agreement. In addition, the Asset Purchase Agreement may be terminated by either party if the Closing has not occurred on or before June 30, 2026, subject to potential extension of up to two additional thirty-day periods in the event that the SEC has not completed its review of the Proxy Statement. If the Asset Purchase Agreement is terminated as a result of Purchaser’s breach, the Deposit Amount will be forfeited to the Company as liquidated damages. In the event of termination by the Company, including pursuant to acceptance of a Superior Proposal, the Company will pay Purchaser a termination fee of $1.25 million in immediately available funds within five business days after such termination, and the Deposit Amount will be promptly returned to Purchaser.
Following the Closing, the Company has acknowledged that it intends to dissolve and distribute proceeds to its stockholders in accordance with the terms of a Certificate of Dissolution and Plan of Distribution, as more fully described in Item 8.01. Further, the Company will use commercially reasonable efforts to retain personnel required to perform services under the Transition Services Agreement for a period of 60 days following the Closing.
The Asset Purchase Agreement has been included as an exhibit hereto solely to provide investors with information regarding its terms. It is not intended to be a source of financial, business or operational information about the Seller. The representations, warranties and covenants contained in the Asset Purchase Agreement were made only for the purposes of the Asset Purchase Agreement as of the dates specified therein and solely for the benefit of the parties to the Asset Purchase Agreement. In addition, the representations, warranties and covenants contained in the Asset Purchase Agreement may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Asset Purchase Agreement, including the Seller’s representations, warranties and covenants being qualified by confidential disclosure schedules made for the purpose of allocating contractual risk among the parties as opposed to establishing such matters as facts, and may further be subject to certain standards of materiality applicable to the parties that differ from those applicable to investors. As a result, investors should not rely on the representations, warranties and covenants included in the Asset Purchase Agreement, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Company and its business. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Asset Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures. Exhibits and schedules omitted from the Asset Purchase Agreement will be furnished to the SEC upon request.
The foregoing description of the Asset Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.
Amendment of Credit Agreement
On March 29, 2026, the Company, Allbirds International, Inc., a Delaware corporation (the “Guarantor”), the Lenders party thereto, and Second Avenue Capital Partners LLC, as Administrative Agent and Collateral Agent (in such capacities, the “Agent”) entered into a Consent and First Amendment to Credit Agreement (the “First Amendment to Credit Agreement”), which First Amendment to Credit Agreement provides the Agent’s consent to the Company’s entry into the Asset Sale and amends that certain Credit Agreement dated as of June 30, 2025 (the “Existing Credit Agreement,” and as amended by the First Amendment to Credit Agreement, the “Amended Credit Agreement”), by and among the Company, the Guarantor, the other Persons from time to time party thereto as “Guarantors,” the Lenders party thereto, and the Agent. Capitalized terms used but not defined in the paragraphs found under the subheading “Amendment of Credit Agreement” have the respective meanings ascribed to such terms in the Amended Credit Agreement.
The First Amendment to Credit Agreement among other things, (i) lowers the minimum amount of Unrestricted Cash required to be held by the Company and its Subsidiaries to avoid the commencement of a Cash Dominion Period from $10,000,000 to $7,500,000, (ii) increases the basket for Indebtedness consisting of reimbursement obligations in respect of the Existing Cash Collateralized Letter of Credit from $855,000 to $1,206,905, (iii) increases the unsecured Indebtedness basket from $2,500,000 to $11,000,000, (iv) extends the delivery date for the Consolidated Statements for the Fiscal Year ended December 31, 2025 from March 31, 2026 to April 15, 2026, (v) requires delivery by Borrower of certain financial and other information with respect to the Asset Sale, and (vi) replaces the Minimum Consolidated EBITDA financial covenant, and corresponding equity cure right, with a minimum Consolidated Liquidity financial covenant (collectively, the “Subject Amendments”).
The effectiveness of the Limited Consent and Waiver and the Subject Amendments is subject to customary conditions precedent and certain conditions subsequent, including (i) the Agent’s receipt by April 17, 2026 of evidence that the Company and the Buyer have executed the Asset Purchase Agreement and that no conditions to the Asset Sale remain outstanding, other than the completion of the requisite stockholder vote, (ii) the Agent’s receipt by April 24, 2026 of evidence that the Company has filed the Proxy Statement, (iii) the Agent’s receipt on or before the earlier of (a) the date which is ten (10) days after the stockholder vote and (b) June 19, 2026 of evidence that the Company will have received approval for and consummated the Asset Sale, and (iv) on or before the earlier of (x) the date which is ten (10) days after the stockholder vote and (y) June 19, 2026, the Company will have caused the Obligations to be indefeasibly paid in full in cash and the Revolving Commitments to be terminated.

The foregoing description of the First Amendment to Credit Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information regarding the First Amendment to Credit Agreement in Item 1.01 above is incorporated by reference into this Item 2.03.
Item 7.01     Regulation FD Disclosure.
On March 30, 2026, the Company issued a press release announcing its entry into the Asset Sale and related matters. A copy of the Press Release is attached hereto as Exhibit 99.1.
The information set forth in this Item 7.01 and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Item 7.01 and Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing to this Current Report.
Item 8.01     Other Information.
On March 29, 2026, and in connection with the approval of the Asset Purchase Agreement, the Asset Sale and the other transactions contemplated by the Asset Purchase Agreement, the Board approved the Company taking steps to effect the dissolution of the Company (the “Dissolution”). The Asset Purchase Agreement, the Asset Sale, and the Dissolution are subject to the approval of the Company’s stockholders. The Company intends to file the Proxy Statement with the SEC with respect to the Special Meeting, at which meeting the Company’s stockholders will be asked to, among other items, consider and approve the Asset Purchase Agreement, the Asset Sale, and the Dissolution.
If the Company’s stockholders approve the Asset Purchase Agreement, the Asset Sale and the Dissolution, the Company intends to file a Certificate of Dissolution (the “Certificate of Dissolution”) with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”). Upon the Company’s filing of a Certificate of Dissolution with the Delaware Secretary of State, the Company will have three years to wind up its affairs. In connection with the Certificate of Dissolution, the Board will approve a plan of distribution (the “Plan of Distribution”), which will provide for a contingency reserve to satisfy claims and authorize distributions to stockholders of any available proceeds, including from the Asset Sale, in excess thereof. The amount and timing of the distributions to stockholders will be determined by the Board in its discretion, subject to the provisions of the Plan of Distribution and the requirements of the Asset Purchase Agreement. However, there can be no assurance as to the timing and amount of distributions to the Company’s stockholders, if any, because there are many factors, some of which are outside of the Company’s control, that could affect the Company’s ability to make such distributions.
Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking” statements, as the term is defined under federal securities laws, that are based on management’s beliefs and assumptions and on information currently available to management. All statements other than statements of historical facts, including statements regarding or implying the Company’s expectations and intentions regarding the completion or effects of the Asset Sale and the Dissolution, its expectations and intentions regarding the First Amendment to Credit Agreement, its intention to file the Proxy Statement for the Special Meeting to approve the Asset Sale and the Dissolution, including the recommendation of the Board that the Asset Purchase Agreement and the Dissolution be adopted by the Company’s stockholders, its expectation of filing a Certificate of Dissolution, adopting a Plan of Distribution and making distributions to stockholders and the timing thereof, and other statements that do not relate solely to historical or current facts are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “designed,” “objective,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties which could cause actual results or facts to differ materially from those statements expressed or implied in the forward-looking statements, including, but not limited to: the ability of the parties to consummate the Asset Sale, satisfaction of closing conditions precedent to the consummation of the Asset Sale, potential delays in consummating the Asset Sale, the ability of the Company to timely prepare and file the Proxy Statement for the Special Meeting, the potential that the Company’s stockholders do not approve the Asset Sale or the Dissolution, the ability of the parties to perform their respective obligations under the First Amendment to Credit Agreement, the execution costs to the Company of the Asset Sale, the Plan of Distribution and the First Amendment to Credit Agreement, the impact of these costs and other liabilities on the Company’s cash, property and other assets, the amount and timing of any liquidating distribution, and the extent of contingency reserves for costs and liabilities. Moreover, we operate in a very competitive and rapidly changing environment in which new risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results or performance to differ materially from those contained in any forward-looking statements we may make.
A further discussion of these and other factors that could cause our actual outcomes and results to differ materially from any results, performance, or achievements anticipated, expressed, or implied by these forward-looking statements is included in the filings we make with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2025, and other reports we may file with the SEC from time to time. The forward-looking statements contained in this Current Report on Form 8-K relate only to events as of the date stated or, if no date is stated, as of the date of this Current Report on Form 8-K. We undertake no obligation to update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect new information or the occurrence of unanticipated events, except as required by law.
Additional Information and Where to Find It
The Company intends to file the Proxy Statement, including any amendments or supplements thereto, with the SEC with respect to the Special Meeting to be held in connection with the Asset Sale and the Dissolution. Promptly after filing the definitive Proxy Statement with the SEC, the Company will mail the definitive Proxy Statement and a proxy card to each stockholder entitled to vote at the Special Meeting to consider the Asset Sale and the Dissolution. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC IN CONNECTION WITH THE ASSET SALE AND THE DISSOLUTION, INCLUDING ANY DOCUMENT INCORPORATED BY REFERENCE THEREIN, CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PARTIES TO THE ASSET PURCHASE AGREEMENT, THE ASSET SALE, THE DISSOLUTION AND RELATED MATTERS. Stockholders may obtain, free of charge, the preliminary and definitive versions of the Proxy Statement, if and when filed, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the Asset Sale and the Dissolution at the SEC’s website at www.sec.gov and on the investor relations section of our website at ir.allbirds.com. The Company’s website address is provided as an inactive textual reference only. The information provided on, or accessible through, the Company’s website is not part of this Current Report on Form 8-K, and therefore is not incorporated herein by reference.
Participants in the Solicitation
The Company and its directors and executive officers may be deemed “participants” in any solicitation of proxies from the Company’s stockholders with respect to the Asset Sale and the Dissolution. Information regarding the identity of the Company’s directors and executive officers, and their direct and indirect interests, by security holdings or otherwise, in the Company’s securities is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, which will be filed with the SEC on March 30, 2026. Information regarding subsequent changes to the holdings of the Company’s securities by the Company’s directors and executive officers can be found in filings on Forms 3, 4, and 5, which are available through the SEC’s website at www.sec.gov. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement relating to the Asset Sale and the Dissolution if, and when, it is filed with the SEC. The proxy statement, if and when filed, as well as the Company’s other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and on the investor relations section of our website at ir.allbirds.com.
Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of March 29, 2026, by and between Allbirds, Inc. and Allbirds IP LLC
10.1
Consent and First Amendment to Credit Agreement, dated as of March 29, 2026, by and between Allbirds, Inc., Allbirds International, Inc., the Lenders party thereto, and Second Avenue Capital Partners LLC

99.1	Press Release, dated March 30, 2026
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)
*Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant will furnish a supplemental copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allbirds, Inc.
Dated: March 30, 2026
	By:	/s/ Joe Vernachio
Joe Vernachio
Chief Executive Officer